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                         SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 15, 1995
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                    MISSISSIPPI POWER COMPANY
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             (Exact name of registrant as specified in its charter)


       Mississippi               0-6849           64-0205820
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(State or other jurisdiction  (Commission    (IRS Employer
      of incorporation)        File Number)   Identification No.)


 2992 West Beach, Gulfport, Mississippi                   39501
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  (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (601) 864-1211
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                              N/A
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  (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements and Exhibits.


        (c)      Exhibits.

                 23       -       Consent of Arthur Andersen LLP.

                 27       -       Financial Data Schedule.

                 99       -       Audited Financial Statements of
                                  Mississippi Power Company as of
                                  December 31, 1994.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               MISSISSIPPI POWER COMPANY

                                                /s/ Wayne Boston
                                                By  Wayne Boston
                                                    Assistant Secretary


Date:    March 1, 1995